SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report: September 18, 1997


                     Marsh & McLennan Companies, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware               1-5998                36-2668272
     ---------------         ------------         -------------------
     (State or other         (Commission          (IRS Employer
     jurisdiction of         File Number)         Identification No.)
     incorporation)


          1166 Avenue of the Americas
          New York, New York                           10036-2774
     ----------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number including area code: (212) 345-5000


                            Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



     Item 5.  Other Events.

               On September 18, 1997, the Board of Directors of Marsh & McLennan Companies, Inc. (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

               Pursuant to the new Rights Agreement between the Company and Harris Trust Company of New York, as Rights Agent (the "1997 Rights Agreement"), one Right will be issued for each outstanding share of common stock, $1.00 par value, of the Company on the day after the expiration of the existing rights (September 29, 1997). Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredth of a share of Series A Junior Participating Preferred Stock, no par value, at a price of $260 per one two-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on September 29, 2007.

               The description and terms of the new Rights are set forth in the 1997 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.    Exhibit
     -----------    -------
          4         Rights Agreement, dated as of September 18, 1997
                    between Marsh & McLennan Companies, Inc. and
                    Harris Trust Company of New York, which includes as Exhibit A thereto, the Form of Rights
                    Certificate.




                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARSH & MCLENNAN COMPANIES, INC.

                                    By: /s/ Gregory Van Gundy
                                       ------------------------------
                                       Name: Gregory Van Gundy
                                       Title: General Counsel &
                                              Secretary

     Date:  October 10, 1997



                             INDEX TO EXHIBITS

      Exhibit No.  Exhibit                                       Page
      -----------  -------                                       ----
           4       Rights Agreement, dated as of September 18,
                   1997 between Marsh & McLennan Companies,
                   Inc. and Harris Trust Company of New York, which includes as Exhibit A thereto, the Form of Rights Certificate.